Exhibit 99.1

Strategy | Focused Portfolio in Attractive Markets

Sempra is in the process of rotating capital into some of the most attractive markets in North America


2018
2020[1]

✓ Announced divestitures totaling ~$8.3B[2]

- FY-2018 adjusted earnings from Sempra Renewables and South American businesses were ~$305M[3],[4]

✓ Purchased 50% interest in Sharyland + Oncor purchased 100% of InfraREIT, which, together with the purchase of Oncor, total ~$10.6B[5]

- FY-2020 expected earnings from these businesses are ~$590M[6]

Sempra Energy